UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 2, 2025
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton,	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting of Shareholders held on May 2, 2025, the shareholders of The Timken Company (the “Company”):

(1) elected the twelve Directors set forth below to serve for a term of one year expiring at the annual meeting in 2026 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Maria A. Crowe	57,030,853	2,831,248	3,047,900
Elizabeth A. Harrell	57,273,884	2,588,217	3,047,900
Richard G. Kyle	58,256,346	1,605,755	3,047,900
Sarah C. Lauber	57,980,137	1,881,964	3,047,900
Todd M. Leombruno	58,164,442	1,697,659	3,047,900
Christopher L. Mapes	54,433,938	5,428,163	3,047,900
James F. Palmer	57,765,410	2,096,691	3,047,900
Ajita G. Rajendra	55,693,680	4,168,421	3,047,900
Kimberly K. Ryan	58,165,194	1,696,907	3,047,900
Frank C. Sullivan	56,237,868	3,624,233	3,047,900
John M. Timken, Jr.	57,658,208	2,203,893	3,047,900
Ward J. Timken, Jr.	58,229,015	1,633,086	3,047,900

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2025 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
49,427,907	10,233,222	200,829	3,048,043

(3) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2025;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,476,646	1,366,226	67,129	0

(4) did not approve a shareholder proposal requesting that the Company adopt independently-verified short- and medium-term science-based greenhouse gas emissions reduction targets, inclusive of emissions from its full value chain; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,264,839	53,817,179	779,946	3,048,037

(5) did not approve a shareholder proposal requesting that the Company’s Board of Directors amend the Company policy on recoupment of incentive pay to apply to each Named Executive Officer and to state that conduct or negligence – not merely misconduct – shall trigger mandatory application of that policy and to report to shareholders in each annual meeting proxy the results of any deliberations regarding the policy.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4,907,528	54,270,189	684,246	3,048,038

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Hansal N. Patel
Hansal N. Patel
Executive Vice President, General Counsel & Secretary
Date: May 5, 2025